UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2022

QLY BIOTECH GROUP CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-234137	98-1448750
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

5348 VEGAS DRIVE, LAS VEGAS Nevada	89108
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (86) 18678961296

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.001 par value	LQLY	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

Previous Independent Accountants

On October 19, 2022, the Company dismissed MICHAEL GILLESPIE & ASSOCIATES, PLLC (“Michael Gillespie & Associates”) as the Company’s independent registered public accounting firm. The decision to dismiss Michael Gillespie & Associates was approved by our Board of Directors. The Company has authorized Michael Gillespie & Associates to respond fully to the inquiries of the successor auditors.

During the interim periods from September 1, 2021 to May 31, 2022, there were no: (1) disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K) with Michael Gillespie & Associates on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events (as described in Item 304(a)(1)(v) of Regulation S-K) other than the material weakness in internal control over financial reporting identified and disclosed by us in our Form 10-Q for the interim periods from September 1, 2021 to May 31, 2022.

We have provided Michael Gillespie & Associates with a copy of the foregoing disclosures and have requested that Michael Gillespie & Associates provide a letter addressed to the Securities & Exchange Commission stating whether it agrees with the disclosure contained herein and, if not, stating the respects in which it does not agree. Pursuant to our request, Michael Gillespie & Associates has provided the letter attached hereto as Exhibit 16.1.

New Independent Accountants

On October 19, 2022, our Board of Directors appointed TAAD LLP of Diamond Bar, California (“TAAD”) as our independent registered public accounting firm, to audit our financial statements for the year ended August 31, 2022. During our two most recent fiscal years and the subsequent interim periods preceding their appointment as independent accountants, neither we nor anyone on our behalf consulted TAAD regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered of our financial statements, nor has TAAD provided to us with a written report or oral advice regarding such principles or audit opinion.

Item 9.01 Financial statements and Exhibits

Exhibit Number	Exhibit Description
16.1	Letter to SEC from MICHAEL GILLESPIE & ASSOCIATES, PLLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

QLY BIOTECH GROUP CORP.

Dated: October 19, 2022	By:	/s/ YANG LIXUE
	Name:	Yang Lixue
	Title:	Chief Executive Officer, President and Secretary

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